                                                                 CONFORMED COPY

                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 16, 1997


                           DISCOVER CARD TRUST 1992 B
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


    Delaware                 0-21186                      Not Applicable
   (State of               (Commission                    (IRS Employer
 organization)             File Number)                 Identification No.)


c/o Discover Receivables Financing Group, Inc.
12 Read's Way
New Castle, Delaware                            19720
-------------------------------------------------------
(Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code: (302) 323-7826


                                 Not Applicable
                  ---------------------------------------------
                 (Former address, if changed since last report)






                                  Page 1 of 13
                         Index to Exhibits is on page 4

Item 5.  Other Events

On June 16, 1997 the Registrant made available the Monthly Certificateholders' Statement for the Due Period of May 1997, which is attached as Exhibit 21 hereto.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.     Description

   21 Monthly Certificateholders' Statement for Discover Card Trust 1992 B related to the Due Period ending May 31, 1997.

                                   SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           DISCOVER CARD TRUST 1992 B
                                  (Registrant)

                           By: DISCOVER RECEIVABLES FINANCING
                               GROUP, INC.
                               as originator of the Trust


                           By:     Birendra Kumar
                              ------------------------------------
                              Birendra Kumar
                              Vice President and Treasurer


Date: June 16, 1997

                                  EXHIBIT INDEX

Exhibit No.    Description

   21 Monthly Certificateholders' Statement for Discover Card Trust 1992 B related to the Due Period ending May 31, 1997